EXHIBIT 24


                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Whitman Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints BRUCE S. CHELBERG, THOMAS L. BINDLEY and FRANK T. WESTOVER, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 20th day of March, 1998.

                            Date                                         Date
                          -------                                      -------

/s/ Bruce S. Chelberg     3/20/98           /s/ Archie R. Dykes        3/20/98
------------------------                    --------------------------
Bruce S. Chelberg                           Archie R. Dykes

/s/ Thomas L. Bindley     3/20/98          /s/ Charles W. Gaillard     3/20/98
------------------------                   --------------------------
Thomas L. Bindley                          Charles W. Gaillard

/s/ Frank T. Westover     3/20/98          /s/ Jarobin Gilbert, Jr.    3/20/98
------------------------                   --------------------------
Frank T. Westover                          Jarobin Gilbert, Jr.

/s/ Herbert M. Baum       3/20/98          /s/ Victoria J. Gregoricus  3/20/98
------------------------                   --------------------------
Herbert M. Baum                            Victoria J. Gregoricus

/s/ Richard G. Cline      3/20/98          /s/ Donald P. Jacobs        3/20/98
------------------------                   --------------------------
Richard G. Cline                           Donald P. Jacobs

/s/ Pierre S. DuPont      3/20/98          /s/ Charles S. Locke        3/20/98
------------------------                   --------------------------
Pierre S. DuPont                           Charles S. Locke